UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 11, 2020
Date of Report (Date of earliest event reported)
FRANK'S INTERNATIONAL N.V.
(Exact name of Registrant as specified in its charter)

The	Netherlands	001-36053		98-1107145
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification Number)

Mastenmakersweg 1
		1786 PB	Den Helder
		The	Netherlands
(Address of principal executive offices)

+31 (0)	22	367 0000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.01 par value	FI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On May 11, 2020, Frank’s International N.V. (the “Company”) announced its results for the quarter ended March 31, 2020. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.
In addition, on May 11, 2020, the Company posted a presentation on the Company’s website, www.franksinternational.com.
The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of the Exhibit
99.1	Press Release dated May 11, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANK'S INTERNATIONAL N.V.

Date: May 11, 2020	By:	/s/ Melissa Cougle
Melissa Cougle
Senior Vice President and Chief Financial Officer

3